For the semi-annual period ended June 30, 2003.
File number 811-4661
Dryden Global Total Return Fund, Inc.
(formerly Prudential Global Total Return Fund, Inc.)

SUB-ITEM 77D
Policies With Respect to Security Investment


PRUDENTIAL MUTUAL FUNDS

Supplement dated June 27, 2003

__________________________________________________________________________

        The information in this supplement supersedes any contrary information that may be contained either in the prospectus to which this supplement relates or in the statement of additional information that corresponds to each of the Funds listed below.

        Effective on or about July 1, 2003, investment products and services previously offered through Prudential Securities Incorporated are offered through Prudential Securities, a division of Wachovia Securities, LLC. Other than with respect to historical data, any reference to Prudential Securities or Prudential Securities Incorporated in this material is a reference to the Prudential Securities Division of Wachovia Securities, LLC. Wachovia Securities, LLC is owned, indirectly through subsidiaries, 38 percent by Prudential Financial, Inc. and 62 percent by Wachovia Corporation. Prudential, Pru and Rock logo marks are owned by The Prudential Insurance Company of America and are used herein under license.


Fund Name
Date of Prospectus/SAI
Prudential California Municipal Fund
     California Income Series
     California Money Market Series
     California Series
October 24, 2002
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
November 25, 2002
COMMAND Government Fund
October 21, 2002
COMMAND Money Fund
October 21, 2002
COMMAND Tax-Free Fund
October 21, 2002
Prudential Core Investment Fund
March 26, 2003
Prudential Equity Fund, Inc.
February 28, 2003
Prudential Europe Growth Fund, Inc.
June 26, 2002
Prudential Global Total Return Fund, Inc.
February 28, 2003
Prudential Government Income Fund, Inc.
May 1, 2003
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
January 31, 2003
Prudential High Yield Fund, Inc.
February 28, 2003
Prudential Institutional Liquidity Portfolio, Inc.
May 28, 2003
Prudential Index Series Fund
     Prudential Stock Index Fund
November 27, 2002
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
     Prudential Jennison Growth Fund
     Prudential Jennison Equity Opportunity
        Fund

November 27, 2002
November 27, 2002
November 27, 2002
Prudential MoneyMart Assets, Inc.
February 27, 2003
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
June 28, 2002
Prudential Municipal Series Fund
     Florida Series
     New Jersey Money Market Series
     New Jersey Series
     New York Money Market Series
     New York Series
     Pennsylvania Series
October 24, 2002
Prudential National Municipals Fund, Inc.
February 28, 2003
Prudential Natural Resources Fund, Inc.
July 30, 2002
Prudential Pacific Growth Fund, Inc.
December 30, 2002
Prudential Real Estate Securities Fund
May 28, 2003
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund


January 29, 2003
January 29, 2003
January 29, 2003
January 29, 2003
Prudential Short-Term Bond Fund, Inc.
     Prudential Short-Term Corporate Bond Fund
     Dryden Ultra Short Bond Fund
February 19, 2003
Prudential Small Company Fund, Inc.
November 27, 2002
Special Money Market Fund, Inc.
August 27, 2002
Prudential Tax-Free Money Fund, Inc.
February 27, 2003
Prudential Tax-Managed Small-Cap Fund, Inc.
December 30, 2002
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
December 30, 2002
Prudential Total Return Bond Fund, Inc.
February 28, 2003
Prudential 20/20 Focus Fund
March 28, 2003
Prudential U.S. Emerging Growth Fund, Inc.
December 30, 2002
Prudential Value Fund
December 30, 2002
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential Jennison International Growth Fund
     Prudential International Value Fund

December 30, 2002
The Prudential Series Fund, Inc.
May 1, 2003


MF2003C5





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